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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                 July 16, 1997
                                 Date of Report
                       (Date of earliest event reported)

                               ANDREW CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                          3357                 36-2092797
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


              10500 W. 153rd Street, Orland Park, Illinois      60462
              (Address of principal executive offices)        (Zip Code)

                                 (708) 349-3300
               Registrant's telephone number, including area code

                                      None
              (Former name or former address, if changed since last report.)

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Item 5.  Other Events

On July 16, 1997, Andrew Corporation ("Andrew") announced its results for the third fiscal quarter and nine months ended June 30, 1997. Andrew also announced the discontinuation of its network products business and the restructuring of its European wireless products business and phasing-out of its fiber optic sensors and global messaging development activities. A copy of the announcement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)     Exhibits.

99.1 Press release dated July 16, 1997 entitled "Andrew Corporation Reports Third Quarter Results."
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     ANDREW CORPORATION
Date:  July 24, 1997                        By:  /s/ Charles R. Nicholas
                                                     -----------------------
                                                     Charles R. Nicholas
                                                     Executive Vice President,
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number         Description
99.1                   Press release dated July 16, 1997 entitled
                       "Andrew Corporation Reports Third Quarter Results."